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Exhibit 10.28

          Twelfth Amendment to Data Processing Agreement dated July 1, 1995, by and between ALLTEL Information Services, Inc. (formerly Systematics, Inc. and Systematics Financial Services, Inc.) and Brenton Bank (formerly Brenton Bank Services Corporation). This Twelfth Amendment to Data Processing Agreement is incorporated by reference from Form 10-Q of Brenton Banks, Inc. for the quarter ended September 30, 1995.
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